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                                                                    Exhibit 23.1



Liebman Goldberg & Drogin, LLP





                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the inclusion of our report dated May 26, 1999 with respect to Antra Holdings Group, Inc. for the year ended December 31, 1998 in this Registration Statement on Form SB-2 and to the reference to our firm under the caption"Experts" in the Prospectus.




                                              /s/ Liebman Goldberg & Drogin, LLP
                                              ----------------------------------
                                              Liebman Goldberg & Drogin, LLP


Garden City, New York
September 15, 1999